SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                Form 8-K


                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934.

                       Date of report: August 15, 2001

                             Lotus Pacific, Inc.
           (Exact name of registrant as specified in its charter)

                                  Delaware
                           State of Organization

                                 000-24999
                            Commission File Number

                                 52-1947160
                          Employer Identification Number

      200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                    Address of Principal Executive Office

                              (732) 885-0100
             Registrant's Telephone Number, Including Area Code











ITEM  5.   Other Events

On July 5, 2001, Robert Lo resigned from the Board of Directors of the
Registrant.

On August 6, 2001, pursuant to Article III, Section 3 of the Amended and Restated Bylaws of the Registrant, the Board of Directors elected Gordon Lum to fill the Class II directorship vacated by Robert Lo.

On August 6, 2001, pursuant to Article III, Sections 2 and 3 of the Amended and Restated Bylaws of the Registrant, the Board of Directors approved increasing this Board of Directors from seven to eight, with such new directorship being a Class III directorship.

On August 6, 2001, pursuant to Article III, Section 3 of the Amended and Restated Bylaws of the Registrant, the Board of Directors elected James Liu to fill such newly-created Class III directorship for a term expiring at the 2004 annual meeting of stockholders.

                                Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                       LOTUS PACIFIC, INC.


Date:  August 15, 2001


                                   By:  /s/  Yong Yan
                                       ---------------------------------
                                       Yong Yan
                                       President & Chief Executive Officer